SUPPLEMENT

DATED FEBRUARY 7, 2012 TO

THE HARTFORD CORPORATE OPPORTUNITIES FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED JANUARY 30, 2012

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on February 1, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of The Hartford Corporate Opportunities Fund (the “Fund”).  Accordingly, as of April 23, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

The Board also approved a change to the name of the Fund.  Accordingly, as of April 23, 2012, the name of the Fund will be changed to “The Hartford Unconstrained Bond Fund.”   In connection with this change, the Board approved changes to the Fund’s investment goal and principal investment strategy, including the Fund’s 80% investment policy.

The Board also approved changes to the fee structure of the Fund.  Specifically, an additional breakpoint will be added to the contractual management fee schedule for the Fund and higher contractual expense limitations will apply to each class of the Fund’s shares.

In addition, as of April 23, 2012, Hartford Investment Financial Services, LLC (the “Investment Manager”) has voluntarily agreed to waive all of the Fund’s contractual management fees through August 31, 2012. In connection with this waiver, the Investment Manager has voluntarily agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through August 31, 2012 to the extent necessary to maintain total annual fund operating expenses as follows: 0.44% (Class A), 1.19% (Class B), 1.19% (Class C), 0.74% (Class R3), 0.44% (Class R4), 0.14% (Class R5) and 0.14% (Class Y).

Accordingly, as of April 23, 2012, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.                                       On the front cover, the Fund’s name is changed to The Hartford Unconstrained Bond Fund and conforming changes are made throughout.

2.                                       Under the heading “INVESTMENT GOAL” in the Summary Prospectus and the headings “SUMMARY SECTION — INVESTMENT GOAL” and “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — INVESTMENT GOAL” in the Prospectus, the disclosure is deleted and replaced with the following:

INVESTMENT GOAL. The Fund seeks to maximize long-term total return.

3.                                       Under the heading “YOUR EXPENSES” in the Summary Prospectus and the heading “SUMMARY SECTION — YOUR EXPENSES” in the Prospectus, the Shareholder Fees and Annual Fund Operating Expenses table and the footnotes attached thereto, as well as the expense examples, are deleted and replaced with the following:

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	R3	R4	R5	Y
Management fees(*)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.25%	—	—
Other expenses	0.26%	0.33%	0.19%	0.29%	0.24%	0.19%	0.08%
Total annual fund operating expenses	1.06%	1.88%	1.74%	1.34%	1.04%	0.74%	0.63%
Fee waiver and/or expense reimbursement(*) (2)	0.07%	0.14%	—	0.05%	0.05%	0.05%	—
Total annual fund operating expenses after fee waiver and/or expense reimbursement(*) (2)	0.99%	1.74%	1.74%	1.29%	0.99%	0.69%	0.63%

(*)                                 Expense information in the table has been restated to reflect current fees.

(1)                                  For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)                                  Hartford Investment Financial Services, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  0.99% (Class A), 1.74% (Class B), 1.74% (Class C), 1.29% (Class R3), 0.99% (Class R4), 0.69% (Class R5) and 0.69% (Class Y).  This contractual arrangement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  This contractual arrangement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$546	$765	$1,002	$1,680
B	$677	$877	$1,203	$1,975
C	$277	$548	$944	$2,052
R3	$131	$420	$729	$1,608
R4	$101	$326	$569	$1,266
R5	$70	$232	$407	$914
Y	$64	$202	$351	$786

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$546	$765	$1,002	$1,680
B	$177	$577	$1,003	$1,975
C	$177	$548	$944	$2,052
R3	$131	$420	$729	$1,608
R4	$101	$326	$569	$1,266
R5	$70	$232	$407	$914
Y	$64	$202	$351	$786

4.                                       Under the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus and the heading “SUMMARY SECTION — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the disclosure is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY.   The Fund seeks to achieve its goal by investing at least 80% of its net assets in fixed income securities and derivatives related to fixed income securities.  The Fund normally invests in a broad range of fixed income securities, including but not limited to, non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets, other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt, convertible securities, preferred stock, and common stock.  The Fund may utilize derivatives including futures contracts, options, and swaps for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors.  The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.  The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund expects that its average portfolio duration will vary normally from negative 1 year to positive 7 years, depending on the sub-adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk.  The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening the duration of a fixed income security.

5.             Under the heading “MAIN RISKS” in the Summary Prospectus and the heading “SUMMARY SECTION — MAIN RISKS” in the Prospectus, the following risks are added:

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

U.S. Government Securities Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Emerging Markets Risk — The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

6.                                       Under the heading “PAST PERFORMANCE” in the Summary Prospectus and the heading “SUMMARY SECTION — PAST PERFORMANCE” in the Prospectus, the following bullet point is added after the first bullet point included under the first paragraph:

•                                          Reflect the Fund’s performance when the Fund’s portfolio pursued a different strategy and was managed by a previous sub-adviser

7.                                       Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the disclosure is deleted and replaced with the following:

MANAGEMENT.  The Fund’s investment manager is Hartford Investment Financial Services, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Campe Goodman, CFA	Vice President and Fixed Income Portfolio Manager	2012
Lucius T. Hill III	Senior Vice President and Fixed Income Portfolio Manager	2012
Joseph F. Marvan, CFA	Senior Vice President and Fixed Income Portfolio Manager	2012

8.                                       Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the disclosure is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY.   The Fund seeks to achieve its goal by investing at least 80% of its net assets in fixed income securities and derivatives related to fixed income securities.  The Fund normally invests in a broad range of fixed income securities, including but not limited to, non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets, other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt, convertible securities, preferred stock, and common stock.  The Fund may utilize derivatives including futures contracts, options, and swaps for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors.  The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.  The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund expects that its average portfolio duration will vary normally from negative 1 year to positive 7 years, depending on the sub-adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk.  The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening the duration of a fixed income security.

The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research is combined with top down/sector themes which includes an analysis of the economic cycle, together with sector and quality positioning. An important component of the portfolio construction process aims to build portfolios that are well diversified by industry and issuer but also take advantage of favorable secular or cyclical industry and company trends. Economic cycle analysis is important in determining the overall risk posture of the Fund. Risk control is emphasized throughout the investment process through strong credit research, portfolio diversification, and sophisticated analytics.

9.             Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — MAIN RISKS” in the Prospectus, the following risks are added:

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

U.S. Government Securities Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

10.           The “Emerging Markets Risk” and “Mortgage-Backed and Other Asset-Backed Securities Risk” disclosures currently included under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — Additional Risks and Investment Information” in the Prospectus are moved such that they now appear under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — MAIN RISKS” in the Prospectus.

11.                                 Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — Additional Risks and Investment Information” in the Prospectus, the following risk is added:

Sector Risk - The Fund’s investments may be focused in securities of companies in a specific sector of the securities markets, which may cause the Fund’s performance to be sensitive to developments affecting companies in that sector.

12.                                 Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — The Investment Sub-Adviser” in the Prospectus, the disclosure is deleted and replaced with the following:

Wellington Management provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2011, Wellington Management had investment management authority with respect to approximately $651 billion in assets.

13.                                 Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Managers” in the Prospectus, the disclosure is deleted and replaced with the following:

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Campe Goodman, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Hill joined Wellington Management as an investment professional in 1993.

Joseph F. Marvan, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.

14.                                 Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — MANAGEMENT FEE” in the Prospectus, the second and third paragraphs are deleted and replaced with the following:

The management fee set forth in the Fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $500 million, 0.475% of the next $1.5 billion, 0.465% of the next $2.5 billion, 0.455% of the next $5 billion, and 0.445% in excess of $10 billion annually of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2011, the Fund paid the Investment Manager an effective management fee equal to 0.55% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement of the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2011.  A discussion regarding the basis for the Board of Directors’ approval of the investment sub-advisory agreement of the Fund will be available in the Fund’s semi-annual report to shareholders for the six-month period ended April 30, 2012.

15.                                 Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — EXPENSE CAPS AND WAIVERS” in the Prospectus, the following is added after the first paragraph:

As of April 23, 2012, the Investment Manager has voluntarily agreed to waive all of the Fund’s contractual management fees through August 31, 2012.  In connection with this waiver, the Investment Manager has voluntarily agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through August 31, 2012 to the extent necessary to maintain total annual fund operating expenses as follows: 0.44% (Class A), 1.19% (Class B), 1.19% (Class C), 0.74% (Class R3), 0.44% (Class R4), 0.14% (Class R5) and 0.14% (Class Y).

16.                                 Under the heading “PERFORMANCE NOTES” in the Prospectus, the following is added after the first paragraph:

Performance information represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of April 23, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

17.                                 In connection with the Fund’s change in investment strategy, the Fund’s benchmark is changed from the Barclays Capital U.S. Corporate Bond Index to the Barclays Capital U.S. Aggregate Bond Index.  Hartford Investment Financial Services, LLC, the Fund’s investment manager, believes that the Barclays Capital U.S. Aggregate Bond Index better reflects the Fund’s revised investment strategy.  Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

This Supplement should be retained with your Prospectus for future reference.